                               1,800,000 Shares

                               KOPIN CORPORATION

                         Common Stock, $.01 par value

                            UNDERWRITING AGREEMENT
                            ----------------------


                                                              October ____, 1999



Credit Suisse First Boston Corporation
CIBC Oppenheimer Corp.
C.E. Unterberg, Towbin
Pacific Growth Equities, Inc.
 As Representatives of the Several Underwriters,
  c/o Credit Suisse First Boston Corporation,
       Eleven Madison Avenue,
        New York, N.Y. 10010-3629

Dear Sirs:

     1. Introductory. Kopin Corporation, a Delaware corporation ("Company") proposes to issue and sell 1,800,000 shares (the "Firm Securities") of its Common Stock, $.01 par value per share (its "Securities"). The Company also proposes to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 270,000 additional shares of its Securities (the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities". The Company hereby agrees with the several Underwriters named in Schedule A hereto ("Underwriters") as follows:

     2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:

         (i) A registration statement (No. 333-87429) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission ("Commission") and either (A) has been declared effective under the Securities Act of 1933 ("Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the Offered Securities all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the Offered Securities will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, and if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Representatives that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or
     (B) if the Company has advised the Representatives that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representatives that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all material incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

       (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this
     Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

       (iii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to be so qualified does not have a material adverse effect on the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its subsidiaries (as defined below) taken as a whole ("Material Adverse Effect").

       (iv) Each majority owned subsidiary of the Company (each a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to be so qualified does not have a Material Adverse Effect; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each Subsidiary, directly or through Subsidiaries, is owned free from liens, encumbrances and defects.

       (v) The Offered Securities and all other outstanding shares of capital stock of the Company have been duly authorized and validly issued, fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities.

       (vi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

       (vii) There are no contracts, agreements or understandings between the Company and any person granting such person the right (which right has not been waived) to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

       (viii) Except as disclosed in the Prospectus, there are no outstanding
     (x) securities or obligations of the Company or any Subsidiary convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (y) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (z) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

       (ix) Except for the shares of capital stock of each of the Subsidiaries owned by the Company and such Subsidiaries, neither the Company nor any such Subsidiary owns any shares of stock or any other equity securities of any corporation or has any equity interest in any firm, partnership, association or other entity, except as described in or contemplated by the Prospectus.

       (x) The Offered Securities have been approved for listing subject to notice of issuance on the Nasdaq Stock Market's National Market.

       (xi) Neither the Company nor any of its affiliates, nor any person acting on behalf of any of them has, directly or indirectly, (x) taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities, or (y) since the filing of the Initial Registration Statement (I) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Offered Securities or (II) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

       (xii) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities, except such as have been obtained and made under the Act and such as may be required under state securities laws.

       (xiii) The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their properties, or any agreement or instrument to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, or the charter or by-laws of the Company or any such Subsidiary.

       (xiv) This Agreement has been duly authorized, executed and delivered by the Company.

       (xv) Except as disclosed in the Prospectus, the Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its Subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

       (xvi) The Company and its Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

       (xvii) No labor dispute with the employees of the Company or any Subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

       (xviii) Except as disclosed in the Prospectus, the Company and each of its Subsidiaries have the right to use or can acquire on reasonable terms all trademarks, trade names, trade secrets, servicemarks, inventions, patent rights, mask works, copyrights, licenses, software code, audiovisual works, formats, algorithms and underlying data, approvals and governmental authorizations now used in, or which are necessary for fulfillment of their respective obligations or the conduct of their respective businesses as now conducted or proposed to be conducted as described in the Prospectus; except as discussed in the Prospectus, the expiration of any trademarks, trade names, trade secrets, servicemarks, inventions, patent rights, mask works, copyrights or licenses would not have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries is infringing any trademark, trade name rights, patent rights relating to patents that have issued, mask works, copyrights, licenses, trade secret, servicemarks or other similar rights of others, and there is no claim being made against the Company or any of its Subsidiaries regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement or assertion of intellectual property rights which could have a Material Adverse Effect. With respect to the Company's patent portfolio (including those under license from the Massachusetts Institute of Technology), all requisite maintenance fees have been paid in the United States and foreign jurisdictions and no patent or patent application has lapsed for failure to pay such fees. The Company has agreements in place with such employees, consultants or other persons or parties engaged by the Company or any Subsidiary sufficient to enable the Company and any Subsidiary to fulfill their contractual obligations and to conduct their respective businesses as now conducted as described in the Prospectus and providing for the assignment to the Company of all intellectual property rights in the work performed and the protection of the trade secrets and confidential information of the Company, each of its Subsidiaries and of third parties.

       (xix) Neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), and the Company and each of its Subsidiaries have received all permits, licenses or other approvals required of them under applicable environmental laws and the Company and each Subsidiary is in compliance with all terms and conditions of any such permits, licenses or other approvals except where the failure to receive such permits, licenses or approvals or failure to comply therewith would not individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

       (xx) Neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body of any court, domestic or foreign relating to occupational safety and health and the Company and its Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health laws and regulations to conduct their respective businesses, and the Company and each such Subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, individually or in the aggregate, have a Material Adverse Effect.

       (xxi) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Company, any of its Subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

       (xxii) The financial statements included in each Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis.

       (xxiii) Except as disclosed in the Prospectus, since the date of the latest audited financial statements included in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and its Subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

       (xxiv) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its consolidated Subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statements and the Prospectus, are independent public accountants as required by the Act and the applicable rules and regulations thereunder.

       (xxv) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (w) transactions are executed in accordance with management's general or specific authorizations; (x) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (y) access to assets is permitted only in accordance with management's general or specific authorization; and (z) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

       (xxvi) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, making any other distribution on such Subsidiary's capital stock, repaying to the Company any loans or advances to such Subsidiary from the Company or transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, and the Company is not currently prohibited, directly or indirectly, from paying any dividends or making any other distribution on its capital stock, in each case except as described in or contemplated by the Prospectus or prohibited by applicable law.

       (xxvii) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Materially Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as described in or contemplated by the Prospectus.

       (xxviii) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

       (xxix) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (x) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
     (y) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

       (xxx) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties is bound.

       (xxxi) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries has sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has been no materially adverse change (including, without limitation, a change in management or control), or development involving a prospective materially adverse change, in the condition (financial or otherwise), management, earnings, property, business affairs or business prospects, stockholders' equity, net worth or results of operations of the Company or any of its Subsidiaries, taken as a whole, other than as described in or contemplated by the Prospectus (exclusive of any amendments or supplements thereto).

          (xxxii) Except as disclosed in the Prospectus, no receiver or liquidator (or similar person) has been appointed in respect of the Company or any Subsidiary of the Company or in respect of any part of the assets of the Company or any Subsidiary of the Company; no resolution, order of any court, regulatory body, governmental body or otherwise, or petition or application for an order, has been passed, made or to the Company's knowledge presented for the winding up of the Company or any Subsidiary of the Company or for the protection of the Company or any such Subsidiary from its creditors; and the Company has not, and no Subsidiary of the Company has, stopped or suspended payments of its debts, become unable to pay its debts or otherwise become insolvent.

          (xxxiii) The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase
from the Company at a purchase price of $            per share, that number of
Firm Securities (rounded up or down, as determined by Credit Suisse First Boston Corporation ("CSFBC") in its discretion, in order to avoid fractions) obtained by multiplying 1,800,000 Firm Securities by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule A hereto and the denominator of which is the total number of Firm Securities.

     The Company will deliver the Firm Securities to the Representatives for the accounts of the Underwriters, against payment of the purchase price in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank reasonably acceptable to CSFBC drawn to the order of the Company, at
the office of                    , at            A.M., New York time, on       ,
or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "First Closing Date". The certificates for the Firm Securities so to be delivered will be in definitive form, in such denominations and registered in such names as CSFBC requests and will be made available for checking and packaging at the office of [Boston Equiserve, L.P.] at least 24 hours prior to the First Closing Date.

     In addition, upon written notice from CSFBC given to the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Company agrees to sell to the Underwriters the Optional Securities. Such Optional Securities shall be purchased from the Company for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Company.

     Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date", which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities being purchased on each Optional Closing Date to the Representatives for the accounts of the several Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank reasonably acceptable to
CSFBC drawn to the order of the Company, at the office of                  .
The certificates for the Optional Securities being purchased on each Optional Closing Date will be in definitive form, in such denominations and registered in such names as CSFBC requests upon reasonable notice prior to such Optional Closing Date and will be made available for checking and packaging at the office of [Boston Equiserve, L.P.] at a reasonable time in advance of such Optional Closing Date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

     5. Certain Agreements of the Company. The Company agrees with the several Underwriters that:

         (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph
(1) or (2) (as consented to by CSFBC) of Rule 424(b) not later than the second business day following the execution and delivery of this Agreement (or, if applicable and if consented to by CSFBC, subparagraph (4) or (5)).

         The Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC (such consent not to be unreasonably withheld).

          (b) The Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent (such consent not to be unreasonably withheld); and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (e) The Company will furnish to the Representatives copies of each Registration Statement (5 of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC reasonably requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Company will pay the expenses of printing and distributing to the Underwriters all such documents.

          (f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will use its best reasonable efforts to maintain such qualifications in effect so long as required for the distribution.

          (g) During the period of 5 years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other public information concerning the Company as CSFBC may reasonably request.

          (h) For a period of 90 days after the date hereof, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC, except issuances of Securities pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, grants of employee stock options pursuant to the terms of a plan in effect on the date hereof, or issuances of Securities pursuant to the exercise of such options.

          (i) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company under this Agreement, (i) for any filing fees and other expenses (including fees and disbursements of counsel) in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, (ii) for the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the Offered Securities, (iii) for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, (iv) for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters, (v) all expenses arising from the quoting of the Offered Securities on the Nasdaq National Market, and (vi) all arrangements relating to the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Offered Securities, including transfer agent's and registrar's fees.

          (j) The Company will apply the net proceeds from the sale of the Offered Securities as set forth under "Use of Proceeds" in the Prospectus.

          (k) Neither the Company nor any of its affiliates, nor any person acting on behalf of any of them will, directly or indirectly, (i) take any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities or (ii) (x) sell, bid for, purchase, or pay anyone any compensation for soliciting purchases of, the Offered Securities or (y) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (l) If at any time during the 25-day period after the Registration Statement becomes effective or during the period prior to any Closing Date, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in the Representatives' reasonable judgment the market price of the Offered Securities has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus), the Company will, after notice from the Representatives advising the Company to the effect set forth above, forthwith prepare, consult with the Representatives concerning the substance of, and disseminate a press release responding to or commenting on such rumor, publication or event or other public statement, that is reasonably satisfactory to the Representatives.


     6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

          (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Deloitte & Touche LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

               (i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) on the basis of their review, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

               (A) the unaudited financial statements included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

               (B) the unaudited consolidated total revenues, total expenses, loss from operations, net income (loss) and net income (loss) per share amounts for the six-month periods ended June 27, 1998 and July 3, 1999 included in the Prospectus do not agree with the amounts set forth in the unaudited consolidated financial statements for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income;

               (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of such letter, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated total current assets or total assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

               (D) for the period from the closing date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales or net operating income in the total or per share amounts of consolidated net income;

          except in all cases set forth in clauses (A), (B), (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (iii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statements is subsequent to the execution and delivery of this Agreement, "Registration

     Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statements is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

          (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed or shall be filed in a timely manner with the Commission in accordance with the Rules and Regulations and Section 5 of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission.

          (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company or its Subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

          (d) The Representatives shall have received an opinion, dated such Closing Date, of Bingham Dana, LLP, counsel for the Company, to the effect that:

               (i) Each of the Company and its Subsidiaries other than Kowon Technology Co. Ltd. (its "U.S. Subsidiaries"), (A) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, (B) is duly qualified and in good standing as a foreign corporation in those jurisdictions set forth as an exhibit to the opinion, and (C) has all requisite corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and Prospectus;

               (ii) The Company owns of record and, except as otherwise indicated, to the best of such counsel's knowledge, beneficially, directly or indirectly, one hundred percent (100%) of the outstanding shares of capital stock of its U.S. Subsidiaries, all such shares have been duly authorized and validly issued, and, assuming payment therefor in accordance with the resolutions authorizing such issuances, are fully paid and non-assessable; to the best of such counsel's knowledge, such shares were not issued in violation of any preemptive or similar rights and are owned free and clear of any liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever (other than restrictions arising under Federal or state securities law);

               (iii) The authorized capital stock of the Company is as set forth in the Prospectus under the heading "Capitalization". All Securities issued and outstanding prior to the issuance of the Offered Securities have been duly authorized and validly issued and, assuming payment therefor in accordance with the resolutions authorizing such issuances or in accordance with the terms of the applicable option or warrant, as the case may be, are fully paid and non-assessable; and none of such shares were issued in violation of any statutory preemptive or, to the best of such counsel's knowledge, other similar rights. To the best of such counsel's knowledge, the Offered Securities are not and will not be subject to any preemptive or other similar rights. The Offered Securities being offered by the Company have been duly authorized by all necessary corporate action of the Company and, when issued, paid for and delivered in accordance with the terms of the Underwriting Agreement, and the certificates evidencing such Offered Securities are duly countersigned by or issued by the Company's transfer agent and registrar, will be validly issued, fully paid and non-assessable;

               (iv) The Registration Statement has become effective under the Act, and any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b), and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been duly instituted or threatened by the Commission;

               (v) The descriptions in the Prospectus summarizing (a) documents specifically referenced under the heading "Business--The Kopin Solution",

          "Business--Markets and Customers", and "Business--Sales and Marketing", (b) the leases and agreements specifically referenced under the heading "Manufacturing and Facilities", (c) the descriptions of the transactions specifically referenced under the heading "Investments in Related Businesses" and (d) the matters specifically referenced under the heading "Legal Proceedings" are accurate summaries of such documents and matters in all material respects. Such counsel does not know of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required;

               (vi) The statements set forth in the Company's Registration Statement on Form 8-A, dated February 20, 1992, in the second paragraph under the sub-heading "Common Stock" and in the second paragraph under the heading "Preferred Stock," insofar as such statements purport to summarize certain provisions of the capital stock of the Company, provide a fair summary of such provisions; such counsel has reviewed the statements set forth under Item 15 in the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, and such statements fairly present the information called for with respect to such legal matters, documents and proceedings in all material respects as required by the Act and the Exchange Act and the respective rules and regulations thereunder;

               (vii) The Registration Statement, as of its effective date, and the Prospectus as of its date (in each case other than the financial statements, the notes thereto and the related schedules and accounting information and other financial and statistical data included in such Registration Statement or Prospectus, as to which such counsel need not express an opinion), excluding in each case the documents incorporated by reference therein, complied as to form in all material respects with the applicable requirements of the Act and the rules and regulations thereunder;

               (viii) To such counsel's knowledge, each of the documents incorporated by reference into the Registration Statement as of its effective date, and the Prospectus as of its date (in each case as of the filing with the Commission of such document, and as such document has been amended, and in each case other than the financial statements, the notes thereto and the related schedules and accounting information and other financial and statistical data included therein as to which such counsel need not express an opinion) complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, provided, however, that such opinion as to compliance with form is based solely on the statements contained in the applicable document so incorporated and, for the purpose of clarification, no opinion is given as to the accuracy, completeness or fairness of such statements;

               (ix) All of the Offered Securities have been accepted for quotation on the Nasdaq National Market, subject to official notice of issuance;

               (x) The Company has the corporate power to enter into the Underwriting

          Agreement and the Underwriting Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company;

               (xi) The issuance, offering and sale of the Offered Securities to the Underwriters by the Company pursuant to the Underwriting Agreement, the compliance by the Company with the other provisions of the Underwriting Agreement and the consummation by the Company of the transactions contemplated by the Underwriting Agreement do not (a) require the consent, approval, authorization, registration or qualification of or with any governmental authority, except such as have been obtained or made or such as may be required by the securities laws of the United States of America, in connection with the offer and sale of the Offered Securities by the Underwriters (except such as may be required under state securities or Blue Sky laws or the bylaws and rules of the NASD in connection with the purchase and distribution of the Offered Securities by the Underwriters, as to which such counsel need not express an opinion) or
          (b) to the best of such counsel's knowledge, conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or its U.S. Subsidiaries is a party or by which the Company or its U.S. Subsidiaries is bound, or the corporate charter or bylaws of the Company or its U.S. Subsidiaries or any of its respective properties, or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator known to us and applicable to the Company or its U.S. Subsidiaries;

               (xii) To such counsel's knowledge, except as set forth in the Registration Statement or Prospectus, there are no pending or threatened actions, suits, claims, proceedings or investigations to which the Company or its U.S. Subsidiaries is a party or to which the property of the Company or its U.S. Subsidiaries is subject that are required to be disclosed in the Registration Statement or the Prospectus and that are not disclosed as required;

               (xiii) The Company is not an "investment company" and, immediately after giving effect to the Offering and the application of the proceeds therefrom as described in the Prospectus under the heading "Use of Proceeds," will be an "investment company" as defined in the 1940 Act;

               (xiv) Except as disclosed in the Prospectus or the Underwriting Agreement, to the best of such counsel's knowledge, no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement (other than such rights which have been waived, assuming the due authority and execution of the person or entity granting such waiver, or such rights that have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement) or to require the Company to file any registration statement prior to the date one hundred eighty (180) days following the effective date of the Registration Statement; and

                (xix) Such counsel has participated in certain conferences with officers and other representatives of the Company, representatives of the independent certified public accountants for the Company and representatives of the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for, nor has such counsel independently verified, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to such counsel's attention that have caused such counsel to believe that either the Registration Statement (other than the financial statements, the notes thereto and the related schedules and other financial and accounting information and statistical data included therein or omitted therefrom any documents incorporated by reference therein, as to which such counsel need not express a view), at the time such Registration Statement became effective and as of the Closing Date, or the Prospectus as of the date thereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except, in the case of both the Registration Statement and Prospectus, for the financial statements, the notes thereto and the related schedules and other financial and accounting information and statistical data contained therein and any documents incorporated by reference therein, as to which such counsel need not express a view).

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

          (e) The Representatives shall have received a legal opinion from Hamilton Brook Smith & Reynolds, PC, patent counsel for the Company, dated the Closing Date, to the effect that:

          (i) The statements in the Registration Statement and Prospectus under the captions "Risk Factors - We may not be successful in protecting our intellectual property and proprietary rights" and "Business -Patents, Proprietary Rights and Licenses" insofar as such statements constitute summaries of matters of law, are accurate and complete statements or summaries of the matters set forth therein.

          (ii) To such counsel's knowledge, the Registration Statement and the Prospectus do not contain any untrue statement of a material fact with respect to the patent position of the Company, or omit to state any material fact relating to the patent position of the Company which is required to be stated in the Registration Statement and the Prospectus or is necessary to make the statements therein not misleading.

          (iii) The Company has clear title to the United States patents and patent applications mentioned in the Prospectus as being owned by the Company (collectively, the "Patents"). Such counsel has no knowledge of any facts that the

          Company lacks, or will be unable to obtain, any rights or licenses to use all Intellectual Property necessary to the conduct of its business as now or proposed to be conducted by the Company as described in the Prospectus. To such counsel's knowledge, there are no facts which would form a basis for any of the Patents being held invalid or non-enforceable.

          (iv) The Company has obtained licenses from the Massachusetts Institute of Technology under certain United States Patents and patent applications mentioned in the Prospectus (the "Licensed Patents"). To such counsel's knowledge, there are no facts which would form a basis for any of the patents within the Licensed Patents being held invalid or non-enforceable or any of the patents or applications within the Licensed Patents having lapsed for failure to pay required fees.

          (v) To such counsel's knowledge, the contractual obligations of the Company described in the Registration Statement and the Prospectus have not and will not adversely affect the proprietary rights of the Company, except under circumstances of misappropriation by third parties. To such counsel's knowledge, except as disclosed in the Prospectus, the Company has obtained all material licenses required for the conduct of its business, and such licenses are in full force and effect and the Company in all respects is complying therewith. Except as and to the extent set forth in the Prospectus, neither the Company nor any of its Subsidiaries is under any obligation to pay to any third party, royalties or fees of any kind by the terms of contracts known to us with respect to any patents, patent applications, patent rights, inventions, trade secrets, know-how, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights or other information (collectively, "Intellectual Property").

          (vi) There are no legal or governmental proceedings pending (other than regarding patent and trademark applications pending) relating to Intellectual Property owned or used by the Company; and to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others. There are no legal or governmental proceedings pending or, to such counsel's knowledge, any accusation, threat or suggestion by a third party of infringement by the Company of any Intellectual Property of such third party. There are no pending or, to such counsel's knowledge, threatened governmental proceedings, in the United States or any other jurisdiction, including but not limited to reexaminations and oppositions, which could affect the validity or enforceability of any Intellectual Property of the Company.

          (vii) We have paid all maintenance and other fees required to maintain the enforceability of all U.S. patents and patent applications owned by the Company which are licensed or sublicensed to any third party.

          (viii) We have paid all maintenance and other fees required to maintain the enforceability of all U.S. and foreign patents owned by the Company as described in the Registration Statement and Prospectus; and, we have paid all maintenance and other fees required to maintain the pendency of all U.S. and foreign applications owned by the Company as described in the Registration Statement and

          Prospectus.

     In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

          (f) The Representatives shall have received from Testa, Hurwitz & Thibeault, LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities delivered on such Closing Date, the Registration Statements, the Prospectus and other related matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (h) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company in this Agreement are true and correct; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of the Company's knowledge, are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus or as described in such certificate.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

     7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement made by the Company in Section 2 hereof, or (ii) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus (exclusive of material incorporated by reference) if the Company had previously furnished copies thereof to such Underwriter.

     (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of (i) the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting," (ii) the information contained in the eighth and ninth paragraphs under the caption "Underwriting."

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the preceding sentence, if an indemnified party reasonably determines that there may be legal defenses available to it which are different from or in addition to those available to such indemnifying party, then counsel to the indemnified party shall be entitled to conduct the defense on behalf of the indemnified party to the extent reasonably determined by such counsel to protect the interests of the indemnified party, it being understood that both of such counsel will cooperate with each other to conduct the defense of such action as efficiently as possible. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such (i) settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or
(c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 9 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under
Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking
Department -Transactions Advisory Group, or, if sent to the Company, will be
mailed, delivered or telegraphed and confirmed to it at                ,
Attention:                ; provided, however, that any notice to an Underwriter
pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in
Section 7, and no other person will have any right or obligation hereunder.

     12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

     The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                         Very truly yours,

                                KOPIN CORPORATION

                                      By---------------------------------------
                                                            [Insert title]

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

  Credit Suisse First Boston Corporation
  CIBC Oppenheimer Corp.
  C.E. Unterberg, Towbin
  Pacific Growth Equities, Inc.

     Acting on behalf of themselves and as the Representatives of the several Underwriters.


  By Credit Suisse First Boston Corporation


   By--------------------------------------
[Insert title]

                              SCHEDULE A

                                                                       Number of
                                                                     Firm Securities
                 Underwriter                                         to be Purchased
                 -----------                                         ---------------
Credit Suisse First Boston Corporation--------------------------
CIBC Oppenheimer Corp.
C.E. Unterberg, Towbin
Pacific Growth Equities, Inc.

                                                                     ----------------

                 Total------------------------------------------     ================